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                                      UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                          Form 8-K

                                      Current Report

                             Pursuant to Section 13 or 15(d) of
                             the Securities Exchange Act of 1934


            Date of Report (date of earliest event reported) - October 27, 2003


                                         TXU CORP.
               (Exact name of registrant as specified in its charter)





          TEXAS                        1-12833                 75-2669310
(State or other jurisdiction       (Commission File         (I.R.S. Employer
    of incorporation)                  Number)             Identification No.)



          Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including Area Code - (214) 812-4600



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On October 27, 2003, TXU Corp. issued a press release in conjunction with its meeting with financial analysts at the Edison Electric Institute Financial Conference on that date announcing updated guidance for its third quarter and full year 2003 earnings. A copy of the press release, which includes information on how to access a webcast replay of the conference, is attached as
Exhibit 99, which is incorporated herein by reference.


Exhibit No.    Description
----------     -----------

99             Press release dated October 27, 2003.





                                          SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                         TXU CORP.



                                         By:  /s/    David H. Anderson
                                             --------------------------------
                                              Name:  David H. Anderson
                                              Title: Vice President and
                                                     Controller


Dated:  October 29, 2003


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                               EXHIBIT INDEX


Exhibit No.    Description
----------     -----------

99             Press release dated October 27, 2003.